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                                                                 EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated November 26, 1997 appearing on page 22 of Advanced Digital Information Corporation's Annual Report on Form 10-K for the year ended October 31, 1997.



/s/ PricewaterhouseCoopers LLP

Seattle, WA
August 19, 1998